UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

Domain Extremes Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DOMAIN EXTREMES INC.

_________________________________

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

November 4, 2016

9:00 a.m., Malaysia Time

_________________________________

To the Stockholders of DOMAIN EXTREMES INC.:

The annual meeting of the stockholders of Domain Extremes Inc., a Nevada corporation, will be held at No. 8-8-8, Block B, 8th Floor, Menara KIP. No. 1, Jalan Sri Utara, Off Jalan Ipoh, 68100 Kuala Lumpur, Malaysia, on Friday, November 4, 2016 at 9:00 a.m., Malaysia Time, for the following purposes:

(1)	To elect ten directors to hold office for one year or until their successors are elected and qualified.

(2)	To ratify the appointment of DCAW (CPA) Limited as the Company’s independent registered public accountants for the fiscal year ending on December 31, 2016.

(3)	To amend the Company’s Articles of Incorporation, as amended, to change the name of the Company from Domain Extremes Inc. to Mi1 Global TelCo., Inc.

(4)	To amend the Company’s Articles of Incorporation, as amended, to increase the authorized number of shares of common stock from 200,000,000 to 1,200,000,000.

(5)	Advisory vote to approve Named Executive Officer compensation.

(6)	Advisory vote on the frequency of future advisory votes on compensation.

(7)	To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof.

The Board of Directors unanimously recommends that you vote “FOR” each of the director nominees named in Proposal 1, “FOR” Proposals 2 through 5 and “3 YEARS” for Proposal 6.

Only stockholders of record at the close of business on September 9, 2016 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.

The mailing address of the principal executive offices of Domain Extremes Inc. is 602 Nan Fung Tower, Suite 6/F, 173 Des Voeux Road Central, Central District, Hong Kong.

On or about September 22, 2016, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials and Proxy Card containing instructions on how to access our Proxy Statement and 2015 Annual Report. The Notice also provides instructions on how to receive a paper copy of the Proxy Statement and 2015 Annual Report and vote your shares by mail.

The Notice, Proxy Statement, Proxy Card and 2015 Annual Report to Stockholders are available at:

http://www.domainextremes.com/

All stockholders are cordially invited to attend the annual meeting.  HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, THE BOARD OF DIRECTORS RESPECTFULLY URGES YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.  If you attend the meeting in person, you may withdraw your proxy and vote your shares at the meeting.  Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a letter or account statement from that firm confirming their ownership of shares.

Your vote is extremely important.  Please vote as soon as possible to ensure that your vote is recorded promptly even if you plan to attend the annual meeting.

By order of the Board of Directors

/s/ Lim Kock Chiang

Lim Kock Chiang

Chief Executive Officer

September 22, 2016

DOMAIN EXTREMES INC.

602 Nan Fung Tower, Suite 6/F, 173 Des Voeux Road Central, Central District, Hong Kong

2016 ANNUAL MEETING OF STOCKHOLDERS

to be held November 4, 2016

_________________________________

PROXY STATEMENT

_________________________________

GENERAL INFORMATION

The enclosed proxy is solicited by the board of directors of Domain Extremes Inc., a Nevada corporation, which we refer to as the “Company,” “we,” “us,” or “our,” for use at the 2016 Annual Meeting of Stockholders of the Company, or the Annual Meeting, to be held at No. 8-8-8, Block B, 8th Floor, Menara KIP. No. 1, Jalan Sri Utara, Off Jalan Ipoh, 68100 Kuala Lumpur, Malaysia, on Friday, November 4, 2016 at 9:00 a.m., Malaysia Time, and at any postponement or adjournment thereof for purposes set forth in the “Notice of 2016 Annual Meeting of Stockholders.” All stockholders of record at the close of business on September 9, 2016 are entitled to notice of and to vote at such meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the SEC. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about the Proxy Statement or the Annual Meeting, please see “Whom should I contact with other questions?” below.

1.	What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice, and any other matters that properly come before the Annual Meeting.

2.	What is a proxy statement and what is a proxy?

A proxy statement is a document that the SEC regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.

3.	Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the board of directors of the Company of proxies to be voted at the Annual Meeting, and at any postponement or adjournment thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting in person to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement. Whether or not you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your representation at the Annual Meeting and to minimize the cost to the Company of proxy solicitation.

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4.	What am I being asked to vote upon at the Annual Meeting?

At the Annual Meeting, you will be asked to:

•	Vote on the election of ten director nominees to serve for one year or until their successors are elected and qualified (Proposal 1);

•	Ratify the appointment of DCAW (CPA) Limited as the Company’s independent registered public accountants for the fiscal year ending on December 31, 2016 (Proposal 2);

•	Vote to approve an amendment to the Company’s Articles of Incorporation, as amended, to change the name of the Company from Domain Extremes Inc. to Mi1 Global TelCo., Inc. (Proposal 3);

•	Vote to approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the authorized number of shares of common stock from 200,000,000 to 1,200,000,000 (Proposal 4);

•	Vote on a non-binding advisory basis to approve the compensation of the Named Executive Officers (Proposal 5);

•	Vote on a non-binding advisory basis on the frequency of future advisory votes on compensation (Proposal 6); and

•	Act upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

5.	Does the board of directors recommend voting in favor of the proposals?

Yes. The board of directors unanimously recommends that you vote your shares

•	“FOR” each of the ten director nominees;

•	“FOR” the ratification of the appointment of DCAW (CPA) Limited as the Company’s independent registered public accountants for the fiscal year ending on December 31, 2016;

•	“FOR” the approval of the amendment to the Articles of Incorporation, as amended, to change the Company’s name from Domain Extremes Inc. to Mi1 Global TelCo., Inc.;

•	“FOR” the approval of the amendment to the Articles of Incorporation, as amended, to increase the authorized number of shares of common stock from 200,000,000 to 1,200,000,000;

•	“FOR” the approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers as disclosed in the “Executive Compensation” section of this Proxy Statement; and

•	“FOR” the approval, on a non-binding advisory basis, to conduct future advisory votes on the compensation of our Named Executive Officers every “3 YEARS.”

6.	Who can vote at the Annual Meeting?

Only our “stockholders of record” at the close of business on September 9, 2016, the Record Date, will be entitled to vote at the Annual Meeting. On the Record Date, there were [●] shares of our common stock outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote on each matter to be voted upon by such stockholders.

Beneficial Owners

If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being forwarded to you by that nominee. The nominee holding your account is considered the “stockholder of record” for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the “stockholder of record,” you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your nominee. Please contact your nominee directly for additional information.

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Brokers, banks or other nominees holding shares of record for their respective customers generally are not entitled to vote on the election of directors unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a nominee who has not received instructions from its customers on a particular matter. As used herein, “broker non-vote” means the votes that could have been cast on the matter by nominees with respect to uninstructed shares if the nominees had received instructions. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to any other proposal, and the effect of broker non-votes on each of the proposals, is discussed in each proposal below.

7.	What are the voting requirements to approve the proposals?

All proxies, which are properly completed, signed and returned to the Company prior to the Annual Meeting, and not revoked, will be voted in accordance with the instructions given in the proxy. Please see each proposal below for voting requirements to approve the proposals.

8.	What happens if I do not vote?

Please see each proposal below for the effect of not voting as well as the effect of withholdings, abstentions and broker non-votes.

9.	What is the quorum requirement for the Annual Meeting?

The presence at the Annual Meeting of a majority of the outstanding shares, in person or by proxy, relating to any matter to be acted upon at the Annual Meeting, is necessary to constitute a quorum for the Annual Meeting. For purposes of the quorum, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain or withhold their vote, including brokers, dealers or other nominees holding shares of their respective customers of record who cause abstentions to be recorded at the Annual Meeting, are considered stockholders who are present and entitled to vote and count toward the quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

10.	How can I vote my shares?

Stockholders of record can vote by proxy or by attending the Annual Meeting and voting in person. The persons named as proxies were designated by the board of directors. If you vote by proxy, you can vote by mail as described below. If you are the beneficial owner of shares held in “street name,” please refer to the information forwarded by your bank, broker, dealer or other nominee to see which voting options are available to you.

•	Vote by Mail. You can vote by mail pursuant to the instructions provided on the Proxy Card. If you hold shares beneficially in “street name,” you can vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee. If you choose to vote by mail, simply mark, sign, date and return your Proxy Card in the enclosed postage-prepaid envelope provided with this Proxy Statement.

•	Vote at the Annual Meeting. Voting by mail will not limit your right to vote at the Annual Meeting if you decide to attend in person. Nevertheless, to ensure your representation at the Annual Meeting, the board of directors respectfully urges you to vote by mail. If you attend the meeting in person, you may withdraw your proxy and vote your shares at the meeting. Stockholders attending the meeting whose shares are held in “street name” by a bank, broker, dealer or other nominee who desire to vote their shares at the meeting should bring with them a letter or account statement from that firm confirming their ownership of shares prior to the Record Date.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your Proxy Card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the board of directors (as described in each proposal below).

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11.	How may I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a stockholder as of the Record Date or hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. You should be prepared to present government-issued photo identification for admittance, such as a passport or driver’s license. If your shares are held in “street name,” you also will need proof of ownership as of the Record Date to be admitted to the Annual Meeting, such as a letter or account statement from the bank, broker, dealer or other nominee confirming your ownership of shares prior to the Record Date, a copy of the voting instruction card provided by your bank, broker, dealer or other nominee, or similar evidence of ownership. If you do not comply with each of the foregoing requirements, you may not be admitted to the Annual Meeting.

The meeting will be held at No. 8-8-8, Block B, 8th Floor, Menara KIP. No. 1, Jalan Sri Utara, Off Jalan Ipoh, 68100 Kuala Lumpur, Malaysia.

12.	What can I do if I change my mind after I vote my shares?

Any proxy may be revoked or superseded by (i) executing a later proxy, (ii) giving notice of revocation in writing prior to, or at, the Annual Meeting, or (iii) attending the Annual Meeting, withdrawing the proxy and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of the proxy. If you have instructed your bank, broker, dealer or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions.

13.	Could other matters be decided at the Annual Meeting?

As of the date this Proxy Statement went to press, the board of directors did not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in the Notice hereof.  However, if any other matter properly comes before the Annual Meeting, it is intended that the proxies, or their substitutes, will vote on such matters in accordance with their best judgment.

14.	Who is paying for the cost of this proxy solicitation?

Solicitation of proxies will be primarily by mail, although some of the officers, directors and employees of the Company may solicit proxies personally or by telephone, facsimile or electronic mail. All expenses incurred in connection with this solicitation will be borne by the Company. The Company will reimburse brokers and others who incur costs to send proxy materials to beneficial owners of stock in the name of a broker or nominee.

15.	How can stockholders nominate a candidate for election as a director?

Any stockholder desiring to submit a recommendation for consideration by the Board of a candidate that the stockholder believes is qualified to be a Board nominee at any upcoming stockholders meeting may do so by submitting that recommendation in writing to the Board not later than 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to stockholders, or May 25, 2017 for the 2017 Annual Meeting.  However, if the date of the upcoming annual meeting has been changed by more than 30 days from the date of the prior year’s meeting, the recommendation must be received within a reasonable time before the Company begins to print and mail its proxy materials for the upcoming annual meeting.  In addition, the recommendation should be accompanied by the following information:

•	the name and address of the nominating stockholder and of the person or persons being recommended for consideration as a candidate for Board membership;

•	the number of shares of voting stock of the Company that are owned by the nominating stockholder, his or her recommended candidate and any other stockholders known by the nominating stockholder to be supporting the candidate’s nomination;

•	a description of any arrangements or understandings, that relate to the election of directors of the Company, between the nominating stockholder, or any person that (directly or indirectly through one or more intermediaries) controls, or is controlled by, or is under common control with, such stockholder and any other person or persons (naming such other person or persons);

•	such other information regarding each such recommended candidate as would be required to be included in a Proxy Statement filed pursuant to the proxy rules of the SEC; and

•	the written consent of each such recommended candidate to be named as a nominee and, if nominated and elected, to serve as a director.

No director nominations by stockholders have been received as of the filing of this Proxy Statement.

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16.	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The SEC rules permit brokers and other persons who hold the Company’s shares for beneficial owners, to participate in a practice known as “householding,” which means that only one copy of the Proxy Statement and 2015 Annual Report will be sent to multiple stockholders who share the same address unless other instructions are provided to the Company. Householding is designed to reduce printing and postage costs and therefore results in cost savings for the Company. If you receive a household mailing this year and would like to have additional copies of this Proxy Statement and/or the 2015 Annual Report mailed to you, or if you would like to opt out of this practice for future mailings, please contact your broker or other nominee record holder, or submit your request to:

Domain Extremes Inc.
602 Nan Fung Tower, Suite 6/F
173 Des Voeux Road Central
Central District, Hong Kong
Attention: Corporate Secretary
Phone: + (852) 2868-0668

Upon receipt of any such request, the Company agrees to promptly deliver a copy of this Proxy Statement and/or the 2015 Annual Report to you. In addition, if you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact us using the contact information set forth above.

17.	Where can I find voting results of the Annual Meeting?

We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by the Company.

18.	What is the deadline to submit stockholder proposals for the 2017 Annual Meeting?

Proposals of stockholders intended to be presented at the 2017 Annual Meeting of Stockholders must be received at the Company’s principal office no later than May 25, 2017 in order to be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting.  Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission.

Additionally, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company’s Proxy Statement, by August 8, 2017, the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the Proxy Statement.

19.	Where can I find information about the Annual Report of the Company?

The Company will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2015, as such was filed with the SEC, including financial statements and associated schedules.  Such report was filed with the SEC on March 30, 2016 and is available on the SEC’s website at www.sec.gov.  Requests for copies of such report should be directed to:

Domain Extremes Inc.
602 Nan Fung Tower, Suite 6/F
173 Des Voeux Road Central
Central District, Hong Kong
Attention: Corporate Secretary

20.	Whom should I contact with other questions?

If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact:

Domain Extremes Inc.
602 Nan Fung Tower, Suite 6/F
173 Des Voeux Road Central
Central District, Hong Kong
Attention: Corporate Secretary
Phone: + (852) 2868-0668

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PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors currently consists of ten annually elected directors. Acting upon the recommendation of our board of directors, the full board of directors nominated the persons set forth in the table below for election to our board of directors at the Annual Meeting. Elected directors will hold office for a term of one (1) year until the next annual meeting of stockholders or until their successors are duly elected and qualified, or until their earlier death, resignation, or removal from office. The nominees will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting, assuming a quorum is present, which means that the director nominees receiving the highest number of “FOR” votes will be elected. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will have no effect on the election of directors.

Each of the nominees has consented to serve if elected. However, in the event that any nominee is unable or declines to serve as a director (which is not anticipated), the proxy holders will vote for such substitute nominee as recommended by the board of directors.

There are no arrangements or understandings between any director and any other person pursuant to which any director was nominated as a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED BELOW.

The Director Nominees

Name	Age	Position	Year First Became Director
Lim Kock Chiang	42	Chairman and Chief Executive Officer	2016
Kok Seng Yeap	40	Vice Chairman	2016
Kok May EE	26	Director and Chief Financial Officer	2016
Tan Peng Kwan	53	Director and Chief Operating Officer	2016
Mustapha Bin Taib	69	Director and Chief Marketing Officer	2016
Chan Kwong Kean	33	Director	2016
Phang Fuk Tjhan	47	Director	2016
Wan Mohd Akmal Bin Wan Salleh	29	Director	2016
Dadeng Hidayat	44	Director	2016
Muhammad Yunus Yosfiah	71	Director	2016

__________

Information About the Nominees

Lim Kock Chiang

Dato’ Dr. Lim, currently serves as the Company’s Chairman and Chief Executive Officer, and is the Founder of Mi1 Group of companies. In addition to his service with the Company, Dr. Dr. Lim has served as Marketing Manager of My Mi One Telco Solution since 2011 and Smart Magic Belt from 2006 to 2010. In addition, Dr. Lim has been involved in his family’s business of egg production since 1994, which penetrated 90% of ASEAN market. Dr. Lim started an entrepreneurship in 2006 that has expanded rapidly and has established a strong footing in Malaysia and Indonesia. Dato’ Dr. Lim holds his Doctor of Philosophy of Entrepreneurship from Wisconsin International University. We believe Dato’ Dr. Lim’s extensive experience in the trading industry, together with his experience running several businesses, qualify him to serve as Chairman and Chief Executive Officer.

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Kok Seng Yeap

Dato’ Seng Yeap Kok, currently serves as Vice-Chairman of the Company. In addition to his service with the Company, Dato’ Kok serves in various other capacities, including Chairman, Chief Executive Officer, President, Chief Financial Officer, Secretary and Treasurer at Toga Capital Limited, positions held since August 2015, Chief Executive Officer, President and Chief Financial Officer at Gold Billion Group Holdings Limited, positions held since November 2014, and Associate Director of First Asia Holdings Limited, a position held since November 2013. Dato’ Kok is also the Owner of RichCorp Holdings Ltd and has previously served as Managing Director of NobleCorp Asset Management Ltd and as an advisor for Hengyep International Wealth Management (Hong Kong) and IVP Holding Co. Ltd (Singapore). Dato’ Kok has served as a director of Gold Billion Group Holdings Limited since November 2014 and Kingsburg Holdings Limited since 2012. Dato’ Kok has received qualifications from the Malaysia Insurance Institute and Rockwills Sdn Bhnd, Malaysia. We believe Dato’ Kok’s vast experience in the financial industry qualifies him to service as Vice-Chairman.

Kok May EE

Ms. Kok May EE, currently serves as the Company’s Chief Financial Officer and as a Director. In addition to her service with the Company, Ms. Kok is the Director of Finemetal Malaysia Sdn. Bhd, a Company dealing with Swiss precious metal traders, a position she had held since July 2014. Since 2012, Ms. Kok has served as CEO of a financial group company in Hong Kong. Ms. Kok received a finance degree from Middlesex University in London, where she graduated with first class honors. She also holds a MBA from the University of St. Mark & St. John. We believe Ms. Kok’s management and professional knowledge of financial analysis qualify her to serve as our Chief Financial Officer and as a Director.

Tan Peng Kwan

Dr. Tan Peng Kwan, currently serves as the Company’s Chief Operating Officer and as a Director. In addition to his service with the Company, Dr. Tan participates in the management of the Mi1 Group of companies. From 2012 until 2016, Dr. Tan worked as the contracted Chinese Physician of B4ItHappens, in Petaling Jaya, Selangor, Malaysia. Dr. Tan holds a degree in management and a certification in Traditional Chinese Medicine. We believe that Dr. Tan’s experience in administering, directing and coordinating business operations qualifies him to serve as our Chief Operating Officer and as a Director.

Mustapha Bin Taib

Mr. Mustapha Bin Taib, currently serves as the Company’s Chief Marketing Officer and as a Director. Prior to joining the Company, Mr. Taib served as Special Officer in the Ministry of Higher Education, Ministry of Agriculture and Ministry of International Trade and Industries, a position he held from 2007 to 2014. In 2005, Mr. Taib was appointed Deputy Director General of Jasa Malaysia and in 2001 he was appointed to a think-tank panel for the Special Affairs Department of the Ministry of Information Malaysia. From 1974 to 1998, Mr. Taib worked as a Lecturer for Kelantan Islamic Foundation, Islam Academic of Malaya University and Yayasan Dakwah Islamiah. We believe that Mr. Taib’s vast network and experience working with governmental entities qualify him to serve as our Chief Marketing Officer and as a Director.

Chan Kwong Kean

Mr. Chan Kwong Kean, currently serves as a Director of the Company. In addition to his service with the Company, Mr. Chan serves as assistant General Manager and Director of Mi1 Group of companies, where he handles all operations. Over the past 14 years, Mr. Chan has worked at TNS Global Market Research Company and MPH Bookstores as a Senior Finance Executive. Mr. Chan has gained additional business experience by running his own franchise retail business, Cosway. Mr. Chan received a Functional Nutrition degree in 2010 from Nutrition Therapist and a Higher Diploma in Accounting in 2003. We believe that Mr. Chan’s vast experience in a wide variety of disciplines qualifies him to serve as a Director.

Phang Fuk Tjhan

Mr. Phang Fuk Tjhan, currently serves as a Director of the Company. In addition to his service with the Company, Mr. Tjhan serves as General Manager of Pt. Mi One Global Indonesia, a PMA company engaged in telecommunications a position he has held since November 2015. In 2014, Mr. Tjhan worked as an account and finance manager at City Bank in Jakarta. From 2002 to 2008, Mr. Tjhan worked at PT. Laras Cemerlang as a money changer. From 1996 to 2002, Mr. Tjhan worked in banking at Bank Tiara Asia and Citibank. Mr. Tjhan received a degree from STBA-Yapari Bandung in 1994. We believe that Mr. Tjhan’s vast experience in the banking world, together with his hard work and motivation, qualify him to serve as a Director.

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Wan Mohd Akmal Bin Wan Salleh

Mr. Wan Mohd Akmal Bin Wan Salleh, currently serves as a Director of the Company. During the past five years, Mr. Akmal has worked as a consultant in fund management, forex marketing and information technology services. Additionally, Mr. Akmal started his own telecommunications company. Mr. Akmal received a Bachelor’s degree in Electrical Power Engineering in 2010 and is currently working on his MBA. We believe that Mr. Akmal’s vast experience in telecommunications qualifies him to serve as a Director.

Dadeng Hidayat

Mr. Hidayat, currently serves as a Director of the Company. In addition to his service with the Company, Mr. Hidayat has served as Coordinator of Corruption Investigation Forum, Secretary of the Foundation of Indonesia Bersatus, Chief of Red and White Center and as a delegate to Tabloid Media Corruption Court in Jakarta during the year 2015. From 2012 to 2015, Mr. Hidayat served as President Director of PT. Stars Duta Indonesia. He served as President Director of PT. Coin Investment Development from 2010 to 2012, President Director of PT. Coins Chem Tech from 2004 to 2009 and PT. Prabu Gentar Bumi from 2001 to 2004. Mr. Hidayat graduated from Universitas Borobudur in 2000 and has also had a career as a journalist. We believe that Mr. Hidayat’s vast experience in financial management and human resources qualifies him to serve as a Director.

Muhammad Yunus Yosfiah

Mr. Muhammad Yunus Yosfiah, currently serves as a Director of the Company. Prior to his role as Director, Lieutenant General (ret.) Muhammad Yunus’ served as Minister of Information under President Bacharuddin Jusuf Habibie. From 2004 to 2009, Mr. Yosfiah served as a member of Parliament and sat on the Comission XI. In 2002, Mr. Yosfia became a member of the United Development Party. Prior to his involvement with the United Development Party, he was Information Minister in the Development Reform Cabinet from 1998-1998 and chairman of the ABRI faction in MPR Indonesia in 1997. We believe that Mr. Yosfiah’s vast experience in military and government qualifies him to serve as a Director.

Executive Officers

There are no arrangements or understandings between any executive officer and any other person pursuant to which any executive officer was selected as an executive officer.

Lim Kock Chiang – Chief Executive Officer

See description under “Information About the Nominees” above.

Kok May EE – Chief Financial Officer

See description under “Information About the Nominees” above.

Tan Peng Kwan – Chief Operating Officer

See description under “Information About the Nominees” above.

Francis Bok – Former President

Francis Bok served as our President and Chairman of our board of directors from our inception in January 2006 to April 2016. In addition, since June 2005, Mr. Bok also serves as chief executive officer of Beyond IVR Limited, an information technology company providing tailor-made telecommunications solutions and telephone servicing, based in Hong Kong. During 2004, Mr. Bok served as assistant manager for Kactus Limited, a Hong Kong-based content and applications provider for mobile handsets. From 2002 until 2004, Mr. Bok was the manager, solutions services, for Continuous Technologies International Limited in Hong Kong, which provides CRM solutions, project management and system integration services. Mr. Bok received his B.Math in Mathematics in 1993 from the University of Waterloo, Canada, a Master of Science in 1997 from the University of Hong Kong, and an MBA in 2000 from the City University of Hong Kong.

Stephen Tang – Former Treasurer

Stephen Tang served as a director and Treasurer of the Company from January 2006 to April 2016. Mr. Tang has served as the chairman of Mega Pacific Capital, Inc., a finance and investment consulting firm, serving Asian companies, since 2005. Since 2007, he has also served as the chief operating officer of Viasa Gem Fund Ltd., Pty, a private investment holding company. From 2003 to 2005, Mr. Tang was a director and chairman of Sancon Resources Recovery, Inc., an environmental service company specializing in the collection, processing and selling or reprocessed materials. From April 2008 through March 2009, Mr. Tang served as a director of The Hartcourt Companies. Mr. Tang received his Bachelor’s degree in Business Administration from Hong Kong Baptist University in 1974 and his MBA from the Asian Institute of Management in Manila, Philippines, in 1976.

8

Corporate Governance

Material Legal Proceedings

There are no material legal proceedings in which a director or executive officer or any associate of these parties is adverse to the Company or has a material interest adverse to the Company.

Independence and Composition

At this time, the Company has determined that no directors could be considered “independent” in accordance with the standards of a national exchange.

Board Committees

Our board of directors has determined that it is appropriate for the board of directors as a whole to fulfill the functions typically delegated to committees. As such, we do not have an audit committee, a compensation committee or a nominating committee. Dato’ Kok, Ms. Kok and Mr. Kean would each qualify as an audit committee financial expert in the event we were to form an audit committee.

As stated above the board of directors does not have a compensation committee, and the board of directors has not adopted a formal policy or charter regarding the director or executive compensation process. The board of directors as a whole participates in the consideration of director and executive officer compensation. We do not have a formal process or formal procedures for determining director or executive officer compensation.

Board Leadership Structure and Role in Risk Oversight

In accordance with our bylaws, our board of directors elects our Chairman of the Board and our Chief Executive Officer, and each of these positions may be held by the same or separate persons. Currently our Chairman and Chief Executive Officer positions are held by the same person. The Company does not have a lead independent director on the board of directors.

Our board of directors has an active role in overseeing management of the Company’s risks, in part through its oversight of our executive officers. The board of directors regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The board of directors is responsible for overseeing the process by which our management assesses and manages our exposure to risk, as well as our major financial risk exposures and the steps management has taken to monitor and control these exposures. The board of directors also evaluates the policies implemented by management to assure the adequacy of the internal control and the financial reporting process, and to monitor compliance with laws and regulations and the Company’s code of business conduct and ethics. The Company believes that for the foregoing reasons the leadership structure is appropriate given the specific characteristics or circumstances of the Company.

Meetings and Attendance

The board of directors has not adopted a formal policy with regard to board members’ attendance at the annual meeting of security holders. The board of directors did not hold any meetings during the last fiscal year and the Company did not hold an annual meeting for the prior fiscal year.

Director Nominations

As stated above, our board of directors does not have a nominating committee, and the board of directors has not adopted a formal policy or charter regarding the director nomination process. Our board of directors believes that decisions relating to nominations for election to the board of directors, including the evaluation of director nominees recommended by stockholders, can be made on a case-by-case basis.

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Our board of directors does not have a formal policy regarding the consideration of a director candidate recommended by stockholders. The Company will evaluate a director nominee recommended by stockholders in the same manner as it evaluates director candidates recommended otherwise. See the section of this proxy statement entitled “Questions and Answers about the Annual Meeting and Voting” for a description about how stockholders desiring to make nominations for directors can do so. When considering potential director candidates, the board will consider the candidate’s experience, knowledge, skills, expertise, judgment, acumen, character, integrity, diversity, ability to make independent analytical inquiries, understanding of our business environment and willingness to devote adequate time and efforts to Board of Director responsibilities. We believe that selecting candidates on the basis of these criteria enhances the Board of Director’s ability to manage and direct the affairs and business of the Company. Although diversity may be a consideration in the selection of director nominees, the board does not have a formal policy with regard to the consideration of diversity in identifying director nominees.

Stockholder Communications

The board of directors has a process whereby stockholders and other interested parties can send communications to our directors. Anyone wishing to communicate directly with one or more directors may do so in writing, addressed to the director(s) of the entire board of directors, in care of the Office of the Chairman, Domain Extremes Inc., 602 Nan Fung Tower, Suite 6/F, 173 Des Voeux Road Central, Central District, Hong Kong.

2015 Director Compensation

Name	Fees Earned or Paid Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Francis Bok(1)	$12,000	–	–	–	–	–	$12,000
Stephen Tang(1)	$30,000	–	–	–	–	–	$30,000
Huang Run Peng(1)	–	–	–	–	–	–	–
Wu Cai Xia(1)	–	–	–	–	–	–	–

__________

(1)	Resigned from the board of directors in April 2016.

Narrative to Director Compensation Table

The board of directors as a whole determines the compensation paid to each board member and how the compensation is to be paid. The compensation is reviewed and if necessary, revised, on an annual basis.

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Executive Officer Compensation

Summary Compensation Table

The table below provides summary information concerning cash and certain other compensation paid to or accrued for the Company’s Named Executive Officers during fiscal years 2014 and 2015, respectively.

Name and Principal Position	Year	Base Salary($)	Bonus($)	Stock Awards($)	Option Awards($)	Non-Equity Incentive Plan Compensation($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings($)	All Other Compensation($)	Total($)
Francis Bok(1)	2015	–	–	–	–	–	–	–	–
President	2014	–	–	–	–	–	–	–	–

Stephen Tang(2)	2015	–	–	–	–	–	–	–	–
Treasurer	2014	–	–	–	–	–	–	–	–

_________

(1)	Francis Bok resigned as President in April 2016.
(2)	Stephen Tang resigned as Treasurer in April 2016.

Narrative to Summary Compensation Table

During fiscal years 2014 and 2015, respectively, the Company’s Named Executive Officers did not receive any salary, bonus, stock awards, option awards, non-equity incentive compensation earnings or nonqualified deferred compensation earnings.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#)exercisable	Number of Securities Underlying Unexercised Options (#) unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Units of Stock that Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)
Francis Bok	–	–	–	–	–	–	–	–	–
Stephen Tang	–	–	–	–	–	–	–	–	–

Narrative to Outstanding Equity Awards at Fiscal Year-End

The Company has not provided any equity awards and as such has nothing to report.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of June 30, 2016. The information in this table provides the ownership information for:

•	each person known by the Company to be the beneficial owner of more than 5% of the Company’s common stock;
•	each director and nominee for director;
•	each executive officer named in the Summary Compensation Table; and
•	all Named Executive Officers and directors as a group. The information as to each person or entity has been furnished by such person or group.

Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the Company’s common stock and those rights to acquire additional shares within sixty days. Common stock beneficially owned and percentage ownership are based on 179,522,531 shares of the Company’s common stock currently outstanding and no additional shares potentially acquired within sixty days.

Name and Address of Beneficial Owner(1)	Sole Voting and Investment Power	Shared Voting and Investment Power	Total Beneficially Owned	Percentage of Outstanding Shares Beneficially Owned
Stephen Tang(2)	-	-	-	-
Francis Bok(2)	-	-	-	-
Lim Kock Chiang(3)	-	73,245,193	73,245,193	40.8%
Kok Seng Yeap(4)	-	18,311,298	18,311,298	10.2%
Mi1 Global Limited (fka Abina Holding Incorporation) Rm 1202A, 12/F Empire Centre 68 Mody Road, Tsimshatsui, Kowloon Hong Kong		91,556,491	91,556,491	51.0%
Kok May EE	-	-	-	-
Tan Peng Kwan	-	-	-	-
Mustapha Bin Taib	-	-	-	-
Chan Kwong Kean	-	-	-	-
Phang Fuk Tjhan	-	-	-	-
Wan Mohd Akmal Bin Wan Salleh	-	-	-	-
Dadeng Hidayat	-	-	-	-
Muhammad Yunus Yosfiah	-	-	-	-
All directors and executive officers as a group (10 persons)	-	91,556,491	91,556,491	51.0%

(1)	Unless otherwise indicated, the address of such beneficial owner is the Company’s principal executive office, which is located at 602 Nan Fung Tower, Suite 6/F, 173 Des Voeux Road Central, Central District, Hong Kong.
(2)	Resigned in April 2016.
(3)	Shares of common stock held by Mi1 Global Limited, which Mr. Lim may be deemed to own beneficially.
(4)	Shares of common stock held by Mi1 Global Limited, which Mr. Kok may be deemed to own beneficially.

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Change in Control Arrangements

There are no known arrangements, including any pledge by any person of company securities or any of its parents, the operation of which may result in a change in control of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers, and holders of more than 10% of the Company’s common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock of the Company.  Officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  To the Company’s knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2015, all of the Company’s officers, directors and 10% stockholders complied with all applicable Section 16(a) filing requirements.

Certain Relationships and Related Transactions

There have been no transactions since the Company’s last fiscal year, or that are currently proposed, that would need to be disclosed in accordance with Item 404(a) of Regulation S-K.

Family Relationship

Dota’ Kok and Ms. Kok are siblings. Other than the foregoing, there is no family relationship between any director, executive officer or director nominee.

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PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The board of directors has, subject to ratification by the stockholders, appointed DCAW (CPA) Limited (“DCAW”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

The affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to ratify the appointment of DCAW. Abstentions will have the same effect as votes “AGAINST” this proposal.  Brokers have discretion to vote uninstructed shares with respect to this proposal. Accordingly, broker non-votes are not expected to occur with respect to this proposal.

Proxies received in response to this solicitation will be voted “FOR” the approval of DCAW unless otherwise specified in the proxy. In the event of a negative vote on such ratification, the board of directors will reconsider its selection.  Representatives of DCAW will not be present at the meeting and will not be available to respond to questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DCAW (CPA) LIMITED AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

Change in Independent Registered Public Accountants

Effective April 30, 2016, the Company’s former independent registered public accountants, AWC (CPA) Limited (“AWC”), merged (the “Merger”) with Dominic K.F. Chan & Co (“DKFC”) and formed DCAW (CPA) Limited, which is registered with the Public Company Accounting Oversight Board (“PCAOB”).

As a result of the Merger, AWC resigned as the Company’s independent registered public accounting firm on April 30, 2016. On May 5, 2016, the Company engaged DCAW as its independent registered public accounting firm. The engagement of DCAW was approved by the Audit Committee of the Company’s board of directors on May 5, 2016.

The audit reports of AWC on the financial statements of the Company as of and for the years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2015 and 2014 and through the engagement of DCAW on May 5, 2016, there were: (i) no disagreements with AWC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of AWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, and (ii) no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and through May 5, 2016, neither the Company nor anyone on its behalf consulted with DCAW regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided that DCAW concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

We previously reported the change in accounting firms on a Current Report on Form 8-K filed with the SEC on May 9, 2016. We provided AWC with a copy of the above disclosures, and requested that AWC furnish a letter addressed to the SEC stating whether or not it agrees with the foregoing statements. A copy of AWC’s letter dated May 5, 2016 was filed as Exhibit 16.1 to our Current Report on Form 8-K filed on May 9, 2016.

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PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

Fees billed by AWC (CPA) Ltd. for the audit of the Company’s annual financial statements and the review of the financial statements included in the Company’s quarterly reports on Form 10-Q for fiscal year 2015 totaled $2,692.  Fees billed by AWC (CPA) Ltd. for the audit of the Company’s annual financial statements and the review of the financial statements included in the Company’s quarterly reports on Form 10-Q for fiscal year 2014 totaled $3,718.

Audit-Related Fees

Audit-related fees typically consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services may include consultations related to the Sarbanes-Oxley Act and consultations concerning financial accounting and reporting standards. There were no audit-related fees billed by AWC (CPA) Ltd. for fiscal year 2015 or fiscal year 2014.

Tax Fees

Tax fees are comprised of services that include assistance related to state tax compliance services and consultations regarding federal and state research and development tax credits. There were no tax fees billed by AWC (CPA) Ltd. for fiscal year 2015 or fiscal year 2014.

All Other Fees

All other fees are comprised of fees for initial planning for certification of internal controls over financial reporting.   No such fees were billed by AWC (CPA) Ltd. for fiscal year 2015 or fiscal year 2014.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT SERVICES AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT ACCOUNTANTS

The Company does not have a formal audit committee or audit committee charter. The board of directors’ policy is to pre-approve all audit and permissible non-audit services performed by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other services. During fiscal years 2015 and 2014, the board of directors approved all such services rendered by its independent registered public accountants.

15

REPORT OF THE BOARD OF DIRECTORS ACTING AS THE AUDIT COMMITTEE

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that the Company incorporates it by specific reference.

The board of directors does not have an audit committee. Instead, the full board of directors performs the equivalent functions of an audit committee. In this context:

1.	The board of directors has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2015.

2.	The board of directors has discussed with representatives of AWC (CPA) Ltd., the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Accounting Oversight Board in Rule 3200T.

3.	The board of directors has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the board of directors concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the board of directors approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

Submitted by the board of directors acting as the Audit Committee:

Francis Bok, Director

Stephen Tang, Director

Huang Run Peng, Director

Wu Cai Xia, Director

16

PROPOSAL 3

APPROVAL OF CHANGE IN THE NAME OF THE COMPANY

The board of directors is asking the stockholders to authorize a change in the name of the Company from “Domain Extremes Inc.” to “Mil Global TelCo., Inc.”

Rationale for Proposed Change

The Company believes that the new name will more accurately reflect the business of the Company. Mi1 means More in One, which reflects the Company’s global vision. Additionally, the new name reflects the Company’s focus on telecommunication related products and services.

How the Name Change will be Implemented

Changing the corporate name in the manner proposed will not change the Company’s corporate structure. If the proposal is approved and the name change becomes effective, the Company’s common stock will continue to be quoted on the OTCBB or such other exchange or quotation service for which the Company’s shares are approved for listing or quotation but we will expect the common stock to be quoted under a new ticker symbol which has yet to be determined, at the time the Company effects the name change.

If the name change becomes effective, the rights of shareholders holding certificated shares under currently outstanding stock certificates and the number of shares represented by those certificates will remain unchanged. The name will not affect the validity or transferability of any currently outstanding stock certificates nor will it be necessary for shareholders with certificated shares to surrender any stock certificates they currently hold as a result of the name change.

If the name change is approved by the stockholders, it will be implemented through, and become effective, upon the filing of an amendment to the Company’s Articles of Incorporation, as amended, with the Secretary of State of the State of Nevada. No changes will be made to the other provisions of the Articles of Incorporation, as amended, except to the extent that proposal 4 is separately approved.

No Dissenters’ Rights

Neither Nevada law nor our Articles of Incorporation, as amended, or bylaws provide our stockholders with dissenters’ or appraisal rights in connection with this proposal.

Vote Required

In order to effectuate such change, stockholders holding a majority of the issued and outstanding shares of the Company must approve the amendment to the Company’s Articles of Incorporation, as amended, to change the name. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted nor will “broker non-votes”. Accordingly, an abstention or broker non-vote will have the same effect as a vote “AGAINST” this proposal

Proxies received in response to this solicitation will be voted “FOR” the change in the name of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED, TO CHANGE NAME OF THE COMPANY FROM DOMAIN EXTREMES INC. TO MIL GLOBAL TELCO., INC.

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PROPOSAL 4

APPROVAL OF INCREASE IN AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

General

The board of directors is asking our stockholders to approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 200,000,000 shares to 1,200,000,000 shares.

Our Articles of Incorporation, as amended, currently authorizes the issuance of 200,000 shares of common stock, par value $0.001, or common stock. On August 31, 2016, our board of directors determined that it is advisable to increase our authorized shares of common stock from 200,000,000 shares to 1,200,000,000 shares, and has voted to recommend that our stockholders adopt an amendment to our Articles of Incorporation, as amended, effecting the proposed increase.

As of June 30, 2016, of our 200,000,000 currently authorized shares of common stock, 179,522,531 shares of common stock were issued and outstanding.

Text of the Amendment

If our stockholders approve this proposal, we will file a Certificate of Change pursuant to Nevada Revised Statute 209. The Certificate of Change will read in part:

“The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before change: 200,000,000 @ $0.001

The number of authorized shares and the par value, if any, of each class or series after the change:

1,200,000,000 @ $0.001.”

Reasons for the Amendment

Our board of directors is recommending this increase in the authorized shares of common stock primarily to give us the flexibility to issue shares of common stock for future corporate needs. As a general matter, the board of directors would be able to issue these additional shares of common stock in its discretion from time to time without further action or approval of our stockholders, subject to and as limited by any then-applicable rules of the securities exchange or the requirements of applicable law. The newly authorized shares of common stock would be issuable for any proper corporate purpose, including future business combination transactions, financing transactions involving common stock, convertible securities or other equity securities and current or future equity compensation plans. Our board of directors believes that these additional shares will provide us with needed flexibility to issue shares in the future without the potential expense or delay incident to obtaining stockholder approval for any particular issuance. There are currently no commitments or understandings with respect to the issuance of any of the additional shares of common stock that would be authorized by the proposed amendment.

Rights of Additional Authorized Shares

Any authorized shares of common stock, if and when issued, would be part of our existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Our stockholders do not have preemptive rights with respect to the common stock, nor do they have cumulative voting rights. Accordingly, should we issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase any of such shares, and their percentage ownership of our then-outstanding common stock could be reduced.

Potential Adverse Effect of Amendment

The availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of our company. Employing such devices may adversely impact stockholders who desire a change in management or who desire to participate in a tender offer or other sale transaction involving us. By use of such anti-takeover devices, our board of directors may thwart a merger or tender offer even though stockholders might be offered a substantial premium over the then current market price of our common stock. At the present time, we are not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of our company, and the proposal to amend our Articles of Incorporation, as amended, was not made in response to any such attempt.

18

Our board of directors is not aware of any attempt, or contemplated attempt, to acquire control of our company, nor is this proposal being presented with the intent that it is used to prevent or discourage any acquisition attempt. However, nothing would prevent our board of directors from taking any such actions that it deems to be consistent with its fiduciary duties.

The availability of additional shares of common stock for issuance could lead to potential dilution to the existing stockholder, including a decrease in our net income per share in future periods. Additionally, this could cause the market price of our stock to decline.

Effectiveness of Amendment

If the proposed amendment is approved and adopted by the stockholders at the annual meeting, it will become effective upon the filing of a Certificate of Change with the Secretary of State of the State of Nevada. Our board of directors reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with filing Certificate of Change if, at any time prior to filing thereof, our board of directors, in its sole discretion, determines that it is no longer advisable or in the best interest of our company. The amendment to our Articles of Incorporation, as amended is subject to revision for such changes as may be required by the Secretary of State of the State of Nevada and any other changes consistent with this proposal that we may deem necessary or appropriate.

No Dissenters’ Rights

Neither Nevada law nor our Articles of Incorporation, as amended, or bylaws provide our stockholders with dissenters’ or appraisal rights in connection with this proposal.

Vote Required

In order to effectuate such change, stockholders holding a majority of the issued and outstanding shares of the Company must approve the amendment to the Company’s Articles of Incorporation, as amended, to increase the authorized shares. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted nor will “broker non-votes”. Accordingly, an abstention or broker non-vote will have the same effect as a vote “AGAINST” this proposal

Proxies received in response to this solicitation will be voted “FOR” the approval of the increase in the authorized number of shares of common stock from 200,000,000 to 1,200,000,000.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 200,000,000 TO 1,200,000,000.

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PROPOSAL 5

ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

The board of directors is asking our stockholders to approve, on a non-binding advisory basis, the compensation paid to our Named Executive Officers in this Proxy Statement. The board of directors has disclosed the compensation of our named executive officers pursuant to rules adopted by the SEC.

The board of directors acknowledges that there was no compensation paid to the Named Executive Officers in 2015. In the event that the Company does elect to provide compensation to the Named Executive Officers in the future it will structure the compensation to:

•	Attract and retain key executives;
•	Align executives’ interests with those of our stockholders;
•	Pay for performance; and
•	Reward achievement of short term and long-term goals.

The board of directors believes that their executive compensation practices will foster the Company’s success by:

•	Including reasonable vesting provisions for equity awards;
•	Providing both cash and equity awards and an appropriate mix of these awards;
•	Establishing performance goals to reflect the individual contribution of each executive and Company-wide financial performance; and
•	Requiring achievement of long and short-term Company goals before payment of certain compensation elements.

Therefore, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended, and as a matter of good corporate governance, we ask our stockholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2016 Proxy Statement, as such compensation is disclosed in the Company’s 2016 Proxy Statement pursuant to the disclosure rules of the Securities and Exchange Commission, which disclosure includes the section entitled “Executive Officer Compensation,” the Summary Compensation Table, and the related compensation tables, notes and narrative in the Proxy Statement for our Company’s 2016 Annual Meeting of Stockholders.”

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Because your vote is advisory, it will not be binding on the board of directors or the Company. However, our board of directors values the opinions of our stockholders and will take into account the outcome of the stockholder vote on this proposal at the annual meeting when considering future executive compensation arrangements.

Proxies received in response to this solicitation will be voted “FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers disclosed in this Proxy Statement unless otherwise specified in the proxy.

The approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers, as disclosed in the “Executive Officer Compensation” section of this Proxy Statement, requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote on the matter. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. Accordingly, an abstention will have the same effect as a vote “AGAINST” this proposal. The advisory vote on compensation is a “non-discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the advisory vote on compensation, your broker is not permitted to vote on this proposal and your votes will be counted as broker non-votes. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS SET FORTH ABOVE.

20

PROPOSAL 6

ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON COMPENSATION

The Dodd-Frank Act requires that our stockholders have the opportunity to cast a non-binding advisory vote regarding how frequently we should seek from our stockholders a non-binding advisory vote on the compensation disclosed in our Proxy Statement of our Named Executive Officers. By voting on this frequency proposal, stockholders may indicate whether they would prefer that future advisory votes on the compensation of our Named Executive Officers occur every 1 year, every 2 years, or every 3 years. Stockholders may also abstain from voting on this proposal. Accordingly, the following resolution is submitted for an advisory stockholder vote at the annual meeting:

“RESOLVED, that the option set forth below that receives the greatest number of votes cast by the stockholders of Domain Extremes Inc. shall be the preferred frequency of the Company’s stockholders for holding an advisory vote on the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s proxy statement:

•	Every 1 year;
•	Every 2 years; or
•	Every 3 years.”

After careful consideration, the board of directors believes that submitting the advisory vote on executive compensation every three years is appropriate for the Company and its stockholders at this time. We view the advisory vote on the compensation of our Named Executive Officers as an additional, but not the only, opportunity for our stockholders to communicate with us regarding their views on our executive compensation programs.

This vote is advisory and not binding on the Company or our board of directors. The board of directors will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. Notwithstanding the board of director’s recommendation and the outcome of the stockholder vote, the board of directors may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussion with stockholders and the adoption of material changes to our compensation programs.

Proxies received in response to this solicitation will be voted “FOR” the approval, on an advisory basis, to conduct an advisory vote on the compensation of our Named Executive Officers every “3 YEARS” unless otherwise specified in the proxy.

The option of 1 year, 2 years or 3 years that receives a majority of the shares present in person or represented by proxy and entitled to vote on this matter will indicate to the board of directors the frequency for the advisory vote on executive compensation selected by our stockholders. In the absence of a majority of votes cast in support of any one frequency, the option of 1 year, 2 years or 3 years that receives the greatest number of votes will be considered the frequency selected by our stockholders. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. The advisory vote on frequency is a “non-discretionary” matter under applicable rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the advisory vote on frequency, your broker is not permitted to vote on this proposal and your votes will be counted as broker non-votes. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO CONDUCT AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY “3 YEARS.”

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or officer of the Company, including former officer’s and director’s whom held their respective positions since the beginning of the last fiscal year, proposed nominee for election as a director of the Company or associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting other than the election of directors, except as otherwise disclosed herein.

OTHER MATTERS

The Board knows of no other matters to be submitted at this Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent in accordance with their best judgment.

A Notice of Internet Availability of Proxy Materials was mailed to our stockholders on or about September 22, 2016, which contained instructions on how to access the proxy materials on the Internet. You may obtain a complete copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, with all exhibits filed therewith, from the SEC’s web site at www.sec.gov under EDGAR filings. Information on our website is not part of the proxy soliciting material and is not incorporated herein by reference.

By order of the Board of Directors

/s/ Lim Kock Chiang

Lim Kock Chiang

Chief Executive Officer

September 22, 2016

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